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                                                                    EXHIBIT 21.1



                          Key Florida Bancorp, Inc.



                                 Form 10-KSB



                   For Fiscal Year Ended December 31, 1996







                          Subsidiaries of Registrant



                   Liberty National Bank, organized under the laws of the United States